AMENDED AND RESTATED CHURCHILL DOWNS INCORPORATED EQUITY AWARD DEFERRAL PLAN Effective December 31, 2024

AMENDED AND RESTATED CHURCHILL DOWNS INCORPORATED EQUITY AWARD DEFERRAL PLAN CHURCHILL DOWNS INCORPORATED (hereinafter referred to as the “Employer”) hereby adopts this Amended and Restated Churchill Downs Incorporated Equity Award Deferral Plan (hereinafter referred to as the “Plan”) for the exclusive benefit of certain key executives who become participants and their beneficiaries as set forth in this document, as follows: WITNESSETH: WHEREAS, the Plan is a deferred compensation plan that is intended to provide supplemental retirement benefits to a select group of management or highly compensated employees of the Employer; WHEREAS, it is intended that the Plan shall be unfunded for the purposes of Title I of ERISA and for income tax purposes; WHEREAS, the Plan is not intended to be tax-qualified under Section 401(a) of the Code; and WHEREAS, the Company desires to amend and restate the Plan as set forth herein. NOW, THEREFORE, effective December 31, 2024, the Plan is hereby amended and restated as follows: ARTICLE I DEFINITIONS 1.1 “Beneficiary” means the Participant’s surviving spouse or, if there is no surviving spouse, to the Participant’s estate. 1.2 “Board” means the board of directors of the Employer. 1.3 “Code” means the Internal Revenue Code of 1986, as amended or replaced from time to time. 1.4 “Employer” means Churchill Downs Incorporated and any successor thereto. 1.5 “ERISA” means the Employee Retirement Income Security Act of 1974, as amended or replaced from time to time. 1.6 “Equity Awards” means Restricted Share Units, Performance Shares, Performance Units and Other-Share Based Awards granted under the Churchill Downs Incorporated 2016 Omnibus Stock Incentive Plan or any successor plan of the Company (the “Omnibus Plan”), and any cash paid in settlement of any of the foregoing types of awards.

1.7 “Participant” means an individual employee who is a management or highly compensated employee of the Employer who is selected by the Plan Administrator to participate in the Plan and who enters into a separate Plan Participation Agreement by and between the individual Participant and the Employer. 1.8 “Participant's Account” means the bookkeeping ledger account established and maintained for a Participant with respect to the Participant’s total interest in the Plan. 1.9 “Plan” means this instrument, including all amendments thereto. 1.10 “Plan Administrator” means the Compensation Committee of the Board or such committee as may be appointed by the Compensation Committee to serve as Plan Administrator. 1.11 “Plan Year” means the period commencing January 1 and ending on the following December 31. 1.12 “Separation from Service” has such meaning as is given to such term under Section 409A of the Code. 1.13 “Trust” means the trust that may be established pursuant to Section 4.1. ARTICLE II CONTRIBUTIONS AND ACCOUNTS 2.1 Establishment of Account. A ledger account shall be established and maintained in the name of each Participant which shall be credited with all Equity Awards (and any dividend equivalents that may be credited to a Participant’s Account pursuant to Section 2.3 of the Plan or earnings that may be credited to a Participant’s Account pursuant to Section 3.3 of the Plan) allocated to each Participant as set forth herein. 2.2 Equity Award Deferrals. In accordance with rules established by the Plan Administrator, a Participant may elect to defer settlement of Equity Awards granted to the Participant that are due to be earned and that would otherwise be settled with respect to a given Plan Year pursuant to the terms of the applicable award agreement by and between the Participant and the Employer. Equity Awards are deferred hereunder only upon the vesting of such Equity Awards under the Omnibus Plan and, once deferred, the Equity Awards will be considered a Participant’s “Plan Deferrals.” A Participant is required to make an affirmative election for each Plan Year in which the Participant is to be granted Equity Awards with respect to the Participant’s Plan Deferrals. A Participant shall make such an election with respect to a coming twelve (12) month Plan Year during the period beginning on the November 1 and ending on the December 31 of the prior Plan Year or during such other period established by the Plan Administrator, provided that any such other period shall end no later than December 31 of the Plan Year preceding the Plan Year for which such election is to apply. Once a Plan Deferral election is made, a Participant shall be permitted to revise or revoke the Plan Deferral election until December 31 of the Plan Year preceding the Plan Year to which it applies. On December 31 of the Plan Year preceding the Plan Year to which it applies, a

Participant’s Plan Deferral election shall become irrevocable for the Plan Year to which it applies. Plan Deferrals shall be credited to the Account of the deferring Participant. 2.3 Rights with Respect to Equity Awards Deferred under the Plan and Dividend Equivalents. A Participant shall at all times be vested in Equity Awards deferred hereunder. Notwithstanding such vested interest, during the applicable deferral period, any rights with respect to Equity Awards deferred hereunder may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered or disposed of and the Participant shall not have any rights of a stockholder, including, no right to vote shares of Employer Common Stock subject to the Equity Awards deferred, receive dividends thereon (provided, dividend equivalents shall accrue on (a) the Equity Awards deferred hereunder until such Equity Awards are allocated to a new deemed investment option under Section 3.3 and (b) on dividend equivalents previously accrued pursuant to this Section 2.3), or purchase any securities pursuant to that certain Rights Agreement dated as of March 19, 2008, between the Employer and National City Bank, as amended, and as the same may be amended, modified or supplemented from time to time. ARTICLE III BENEFITS 3.1 Timing and Form of Payment. Except as otherwise set forth in the Participant’s Plan Participation Agreement, commencing upon the earlier of (a) a Participant’s Separation from Service or (b) the first scheduled Designated Distribution Date set forth in the Participant’s Plan Participation Agreement, the Participant’s Account shall be settled to the Participant in the form and manner set forth in the Participant’s Plan Participation Agreement, which may be in the form of a single lump sum payment or, to the extent permitted by the Participant’s Plan Participation Agreement, in installments; provided, in the event of the Participant’s death prior to receiving payment, the Participant’s Account shall be settled to the Participant’s Beneficiary within thirty (30) days following the Participant’s death. 3.2 Change of Time and/or Form of Payment. Notwithstanding the provisions of Section 3.1, a Participant may subsequently amend the form of settlement or the intended date of settlement of a payment to a date later than the applicable Designated Distribution Date for such payment set forth in the Participant’s Plan Participation Agreement (but in no event later than the Participant’s Separation from Service) by filing such amendment with the Plan Administrator no later than twelve (12) months prior to the current Designated Distribution Date for such payment. The Participant may file this amendment, provided that such amendment must provide for a settlement under this paragraph at a date no earlier than five (5) years after the Designated Distribution Date for such payment in force immediately prior to the filing of such request, and the amendment may not take effect for twelve (12) months after the request is made. 3.3 Investment Options. (a) Earnings Credit. Only to the extent permitted in the Participant’s Plan Participation Agreement, a Participant may specify a deemed investment allocation for his or her Participant’s Account other than notional investments in Employer Common Stock (“Alternative Investment Options”), in accordance with procedures established by the Plan Administrator.

Such Participant’s Account will be credited with earnings on each business day, based upon the Participant’s deemed investment allocation among the menu of Alternative Investment Options selected in advance by the Plan Administrator. Allocation among the Alternative Investment Options must be designated in increments of 1%. The Participant’s deemed investment allocation will become effective on the same business day or, in the case of deemed investment allocation election received after a time specified by the Plan Administrator, the next business day. A Participant may change their deemed investment allocation on any business day, both with respect to future credits to the Plan and with respect to existing Participant’s Account balances, in accordance with procedures adopted by the Plan Administrator; provided, however, a Participant shall not be allowed to change a deemed investment allocation from an Alternative Investment Option to a deemed investment in Employer Common Stock. Changes shall become effective on the same business day or, in the case of investment allocation elections received after a time specified by the Plan Administrator, the next business day, and shall be applied prospectively. For the avoidance of doubt, if the Participant’s Plan Participation Agreement does not provide that the Participant may select Alternative Investment Options, then any deferred Equity Awards will be valued based on the Employer Common Stock. (b) Alternative Investment Options. Alternative Investment Options will be determined by the Plan Administrator. The Plan Administrator, in its sole discretion, shall be permitted to add or remove Alternative Investment Options from the Plan menu from time to time, provided that any such additions or removals of Alternative Investment Options shall not be effective with respect to any period prior to the effective date of such change. (c) No Actual Investment. A Participant’s investment allocation, either among the Alternative Investment Options or Employer Common Stock, constitutes a deemed, not actual, investment among the investment options comprising the investment menu. At no time shall a Participant have any real or beneficial ownership in any investment option included in the investment menu, nor shall the Employer or any trustee acting on its behalf have any obligation to purchase actual securities as a result of a Participant’s investment allocation. A Participant’s deemed investment allocation shall be used solely for purposes of adjusting the hypothetical value of a Participant’s Account. ARTICLE IV NATURE OF EMPLOYER’S OBLIGATION 4.1 Trust. The Employer’s obligation under this Plan shall be an unfunded and unsecured promise to pay. However, the Employer may fund the financial obligations under this Plan by the Employer establishing a rabbi trust to provide for the accumulation of funds to satisfy its financial liabilities with respect to this Plan. 4.2 Nature of Participant's Rights and Interest. Any assets which the Employer may choose to acquire to help cover its financial liabilities are and will remain general assets of the Employer subject to the claims of its general creditors. The Employer does not give, and this Plan does not give, any beneficial ownership interest in any assets of the Employer to any Participant or any Participant’s Beneficiary. All rights of ownership in any assets are and remain in the Employer, and the rights of any Participant, any Beneficiary, or any person claiming through any Participant shall be solely those of an unsecured general creditor of the Employer.

ARTICLE V ADMINISTRATION 5.1 Duties and Responsibilities. The Board and Plan Administrator shall have only those specific powers, duties, responsibilities, and obligations as are specifically given them under this Plan. 5.2 Delegation of Authority by the Employer. Any authority delegated to the Employer or Board under this Plan, including the power to amend this Plan, may be exercised by any duly authorized officer, employee, agent, or committee to the extent so authorized, other than a Participant or a family member of a Participant. 5.3 Claims Procedure. (a) The Plan Administrator shall determine a Participant's or Beneficiary's rights to benefits under the Plan. In the event of a dispute over benefits, a Participant or Beneficiary may file a written claim for benefits with the Plan Administrator, provided that such claim is filed within 60 days of the date the Participant or Beneficiary receives notification of the Plan Administrator’s determination. (b) If a claim is wholly or partially denied, the Plan Administrator shall provide the claimant with a notice of denial, written in a manner calculated to be understood by the claimant and setting forth: 1. The specific reason(s) for such denial; 2. Specific references to the pertinent Plan provisions on which the denial is based; 3. A description of any additional material or information necessary for the claimant to perfect the claim with an explanation of why such material or information is necessary; and 4. Appropriate information as to the steps to be taken if the claimant wishes to substitute his claim for review. The notice of denial shall be given within 60 days after the claim is filed, unless special circumstances require an extension of time for processing the claim. If such extension is required, written notice shall be furnished to the claimant within 60 days of the date the claim was filed stating the special circumstances requiring an extension of time and the date by which a decision on the claim can be expected, which shall be no more than 120 days from the date the claim was filed. (c) The claimant and/or the claimant’s representative may appeal the denied claim and may: 1. Request a review upon written application to the Board;

2. Review pertinent documents; and 3. Submit issues and comments in writing; provided that such appeal is made within 60 days of the date the claimant receives notification of the denied claim. (d) Upon receipt of a request for review, the Plan Administrator shall, within a reasonable time period, but not later than 60 days after receiving the request, provide written notification of the Board’s decision to the claimant stating the specific reasons and referencing specific Plan provisions on which its decision is based, unless special circumstances require an extension for processing the review. If such an extension is required, the Plan Administrator shall notify the claimant of such special circumstances and of the date, no later than 120 days after the original date the review was requested, on which the Plan Administrator will notify the claimant of the Board’s decision. (e) In the event of any dispute over benefits under this Plan, all remedies available to the Participant or Beneficiary under this Section 5.3 must be exhausted before arbitration is sought. 5.4 Arbitration. Any controversy, dispute, or claim arising under or in connection with this Plan that cannot be mutually resolved by the parties hereto shall be settled exclusively by binding arbitration in Louisville, Kentucky, in accordance with the Rules of the American Arbitration Association or such other rules as the parties may agree upon. 5.5 Specific Powers of the Plan Administrator. The Plan Administrator shall have such powers as may be necessary to administer the Plan, including, but not limited to, the following: (a) To construe and interpret the Plan, decide all questions of eligibility and determine the amount, manner, and time of payment of any benefit hereunder; (b) To prescribe procedures to be followed by a Participant or Beneficiary in filing applications for benefits; (c) To appoint or employ individuals to assist in the administration of the Plan, including legal counsel; (d) To adopt such rules as it deems necessary, desirable, or appropriate for the administration of the Plan. 5.6 Board and Plan Administrator Procedures. With respect to any matters related to this Plan, the Board or Plan Administrator may act at a meeting or in writing without a meeting. The action of the majority of the Board or Plan Administrator expressed from time to time by a vote at a meeting or in writing without a meeting shall constitute the proper action of the Board or Plan Administrator.

5.7 Facility of Payment. Whenever, in the Plan Administrator’s opinion, the person entitled to receive any payment of a benefit hereunder, or an installment thereof, is under a legal disability or is incapacitated in any way so as to be unable to manage his or her financial affairs, the Plan Administrator may apply the payment for the benefit of such person by the payment thereof to such person or persons and in such manner as the Plan Administrator deems advisable. A payment of a benefit, or installment thereof, in accordance with the provisions of this Section 5.7 shall be a complete discharge of any liability for the making of such payment under the provisions of the Plan. 5.8 Indemnification of the Plan Administrator. Subject to applicable law, with respect to any matters related to this Plan, the Plan Administrator and the individual members thereof shall be indemnified by the Employer against any liability, cost or expense, including attorney fees and amounts paid in settlement of any claim, arising out of any act or omission to act, except in the case of willful misconduct by the Plan Administrator or its individual members as the case may be. ARTICLE VI MISCELLANEOUS 6.1 Amendments. The Employer may from time to time amend, modify or terminate, in whole or in part, the Plan, provided that no such amendment, modification or termination shall adversely affect the existing or future rights or interests of a Participant under this Plan with respect to any claim for benefits theretofore accrued by a Participant without the Participant’s written consent. Any such action shall be adopted by formal action of the Board and executed by an officer authorized to act on behalf of the Employer. Notwithstanding the above to the contrary, no amendment, modification or termination of the Plan shall occur unless such amendment, modification or termination complies with the provisions of Section 409A of the Code and Treasury regulations and other IRS guidance promulgated thereunder. 6.2 Binding Agreement. This Plan shall be binding upon and inure to the benefit of the Participants, their executors, administrators, heirs, and next of kin, and upon the Employer, its successors and assigns. 6.3 Merger Consolidation. The Employer shall not consolidate into or with another corporation or entity, or transfer all or substantially all of its assets to another corporation, trust or other entity (a “Successor Entity”) unless such Successor Entity shall assume the rights, obligations, and liabilities of the Employer under the Plan and upon such assumption, the Successor Entity shall become obligated to perform the terms and conditions of the Plan. 6.4 Waiver. No term or condition of this Plan shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Plan, except by written instrument of the party charged with such waiver, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

6.5 Withholding; Payroll Taxes. To the extent required by law in effect at the time of any payment or accrual of benefits pursuant to the terms of this Plan, the Employer shall withhold from payments made hereunder (or other compensation payable to a Participant) the taxes required to be withheld by the federal or any state or local government. Additionally, and notwithstanding the provisions of Article III with respect to the timing of distribution of benefits under the Plan, or Section 6.7, the Employer shall direct the trustee of the rabbi trust established to fund the Employer’s financial obligations hereunder to distribute from the Participant’s Account under the rabbi trust such amount as is sufficient to pay any Federal Insurance Contributions Act (FICA) taxes imposed pursuant to Sections 3101, 3121(a) and 3121(v)(2) of the Code, where applicable, on compensation deferred under the Plan, or to pay any Self- Employment Contributions Act (SECA) taxes imposed under Section 1401 et seq. of the Code, where applicable, on compensation deferred under the Plan, or to pay taxes imposed as a result of Section 409A of the Code and the regulations thereunder, as such amounts become due and owing. However, the total amounts distributed shall not exceed the taxes due and owing. 6.6 Severability; Reformation. In case any one or more of the provisions or part of a provision contained in this Plan shall for any reason be held to be invalid, illegal or unenforceable in any respect in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of this Plan in any other jurisdiction or any other provision or part of a provision of this Plan, but this Plan shall be reformed and construed in such jurisdiction as if such invalid or illegal or unenforceable provision or part of such a provision had never been contained herein, and such provision or part thereof shall be reformed so that it will be valid, legal and enforceable in such jurisdiction to the maximum extent possible. 6.7 Payment of Expenses/Taxes. The Employer shall pay all expenses of administering the Plan from the general assets of the Employer and not from the assets of any Trust that may be established hereunder. Such expenses shall include any expenses incident to the administration of the Plan, including, but not limited to, fees resulting from legal, accounting, tax, investment or trust services that are incurred initially or at any time during the life of this Plan or the life of the Trust. Any Employer-level income taxes that become due and payable on Trust earnings shall be paid by the Trust if such trust is utilized. Any Participant-level income taxes that become due and payable under the Plan or Trust shall be paid by the Participant, except that nothing herein shall prevent distributions from the Plan from being used to pay taxes pursuant to Section 6.5. 6.8 Nonalienation. Except insofar as applicable law may otherwise require and with respect to the designation of a Beneficiary upon death, (i) no amount payable to or in respect of a Participant at any time shall be subject in any manner to alienation by the Participant or Beneficiary by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge, or encumbrance of any kind, any attempt to so alienate, sell, transfer, assign, pledge, attach, charge, or otherwise encumber any such amount, whether presently or thereafter payable, shall be void; and (ii) the Employer shall in no manner be liable for or subject to the debts, liabilities, contracts, engagements, or torts of any Participant or any Beneficiary. 6.9 Employment Relationship. Nothing contained in this Plan shall be deemed to give any Participant the right to be retained in the service of the Employer, or to interfere with the right of the Employer to discharge the Participant at any time regardless of the effect which such discharge shall have upon the Participant under this Plan. 6.10 Participation in Other Employee Benefit Plans. Nothing contained in this Plan shall in any manner modify, impair, or affect the existing or future rights or interests of a Participant (i) to receive any employee benefits to which the Participant would otherwise be entitled, (ii) to receive any severance pay benefits to which the Participant would otherwise be entitled, or (iii) to participate in any present or future “employee benefit plan” (as defined in Section 3(3) of ERISA) of the Employer. Any deferred compensation payable under this Plan shall not be deemed salary or other compensation to the Participant for the purpose of computing benefits to which he or she may be entitled under any “employee benefit plan” of the Employer. 6.11 Confidentiality. Each Participant agrees that the terms and conditions of this Plan shall be confidential and shall not be disclosed by the Participant to any other person (other than the Participant's immediate family members and legal, accounting, and financial planning advisors) without the prior written consent of the Board. 6.12 Construction of Plan. This Plan shall be construed and enforced according to the laws of the Commonwealth of Kentucky and, to the extent applicable, federal law. The headings and subheadings of this Plan have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof. The invalidity or unenforceability of a particular provision of this Plan shall not affect the other provisions hereof, and the Plan shall be construed in all respects as if such invalid or unenforceable provisions were omitted. 6.13 409A Compliance. Notwithstanding any Plan provisions herein to the contrary, the Plan shall be interpreted, construed and administered in such a manner so as to comply with the provisions of Section 409A (including its exemptive provisions) of the Code and Treasury regulations and any other related Internal Revenue Service guidance promulgated thereunder. For purposes of Section 409A of the Code, to the extent that any payment payable under the Plan is to be paid in installments, each such payment shall be treated as a separate identified payment. Notwithstanding anything in the Plan to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments or deliveries in respect of any accounts which are payable upon the Participant’s “separation from service” (as defined in Section 409A of the Code), shall be made to such Participant prior to the date that is six months after the date of such Participant’s “separation from service” or, if earlier, the Participant’s date of death, to the extent required to comply with Section 409A of the Code. Following any applicable six month delay, all such delayed payments or deliveries will be paid or delivered (without interest) in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.